UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): January 24, 2005
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GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)
14313 North May Avenue, Suite 100 Oklahoma City, Oklahoma (Address of principal executive offices)		73134 (Zip code)
(405) 848-8807 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into Material Definitive Agreement

Approval of 2005 Stock Incentive Plan

On January 24, 2005, the board of directors of Gulfport Energy Corporation (the “Company”) and a majority of the stockholders of the Company approved the 2005 Stock Incentive Plan (the “Plan”). In addition, the board of directors approved the forms of stock option agreement and stock option exercise agreement to be used by participants under the Plan. The purpose of the Plan is to enable the Company, and any of its affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of the Company’s stockholders. The Plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the granting of one or more of the following awards: (1) incentive stock options and (2) nonstatutory stock options.

Eligible award recipients are employees, consultants, and directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, may not exceed 1,404,606 shares, subject to certain adjustments, less 627,337 shares, the total number of shares underlying options granted to employees prior to the adoption of this Plan and outstanding on the effective date under the Company’s 1999 Stock Option Plan.

The full text of the Plan, the form of stock option agreement and stock option exercise agreement are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively and are incorporated herein by reference. Please refer to Exhibit 10.1 for a more complete description of the terms of the Plan.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	10.1	2005 Stock Incentive Plan

	10.2	Form of Stock Option Agreement

	10.3	Form of Stock Option Exercise Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: February 18, 2005	By:	/s/ Michael Moore
Michael Moore
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	2005 Stock Incentive Plan

10.2	Form of Stock Option Agreement

10.3	Form of Stock Option Exercise Agreement

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